SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  only  (as  permitted  by  rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         COMMERCIAL FEDERAL CORPORATION
 ...........................................................................
                (Name of Registrant as Specified in Its Charter)


                          FRANKLIN MUTUAL ADVISERS, LLC
 ...........................................................................
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 1) Title of each class of securities to which transaction applies:_____________

 2) Aggregate number of securities to which transaction applies:________________

 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):________________________________

 4) Proposed maximum aggregate value of the transaction:__________

 5) Total fee paid:__________

[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1) Amount Previously Paid:___________________________________________________
 2) Form, Schedule or Registration Statement No.:_____________________________
 3) Filing Party:_____________________________________________________________
 4) Date Filed:  ______________________

                         FRANKLIN MUTUAL ADVISERS, LLC
                           51 John F. Kennedy Parkway
                              Short Hills, NJ 07078


                                                           [       ] [  ], 1999

Dear Fellow Stockholder:

            Franklin Mutual Advisers, LLC ("Franklin Mutual") is a mutual fund manager with over $20 billion in invested assets. Our business is investing and protecting our clients' money. Our investment approach focuses on securities that our research identifies as having significant unrealized value. Commercial Federal Corporation ("CFC" or the "Company") common stock is one of those securities. Funds that Franklin Mutual advises have invested over $18 million in CFC and currently own approximately 7.9% of the Company's outstanding shares. We are CFC's largest stockholder.

            We are seeking your support to elect two independent nominees to the CFC Board. If elected, our nominees will have no affiliation with Franklin Mutual other than the belief that CFC stock trades at levels far below its potential value in a sale or merger transaction. We are taking the unusual step of proposing nominees for election to the CFC Board because we believe that the current directors are unable or unwilling to see that a sale or merger of CFC would be in the best interests of all of the Company's stockholders.

            WE ARE  COMMITTED  TO  MAXIMIZING  THE  VALUE OF CFC  STOCK  FOR ALL
STOCKHOLDERS. OUR INTERESTS ARE ALIGNED WITH YOURS. Join us in our effort to obtain maximum value for your investment. The Company's Annual Meeting is scheduled to take place on November 16, 1999. At that time, you will have the opportunity to elect directors who can act on your behalf to keep pressure on the CFC Board and send them the strongest message.

            WE URGE YOU TO VOTE TO PROTECT YOUR INVESTMENT NOW BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD TODAY.

- --------------------------------------------------------------------------------
        WE ARE COMMITTED TO THE PROMPT SALE OF CFC TO THE HIGHEST BIDDER.
- --------------------------------------------------------------------------------

            IF THE NOMINEES WE SUPPORT ARE ELECTED, THEY WILL STRONGLY ADVOCATE THE IMMEDIATE SALE OF THE COMPANY TO THE HIGHEST BIDDER.

            The CFC Board's record speaks for itself. Less than two years ago, CFC's common stock hit a high of $39 in April 1998. But within the last year, CFC has missed earning estimates and CFC's common stock has dropped as low as $18 3/4 without going higher than $25 1/2. This poor performance goes back as far as 1996. From January 1996 through July 1999, a period which has been a continuation of the strongest bull market in history, CFC's common stock, on average, underachieved a broad index of large thrifts and Midwestern banking companies by 52.5% and, if dividends are included, by 65%. During the same time period, CFC's common stock dramatically underperformed the S&P 500 index by 77.1% and, if dividends are included, by 86.6%. The gap between CFC's trading value and its potential merger value is, in Franklin Mutual's view, one of the largest in the thrift industry. We do not believe that CFC's stock price will ever reflect its value as long as CFC remains independent.

            KEEP THE PRESSURE ON THE CFC BOARD TO DO THE RIGHT THING. Electing the nominees we support will help ensure that the CFC Board will pursue an open, honest process to sell the Company and maximize the value of your investment.

- --------------------------------------------------------------------------------
                   SEND YOUR BOARD A MESSAGE IT CAN'T IGNORE!
- --------------------------------------------------------------------------------

            We believe that the presence on the Board of the nominees we support will be an important and necessary step towards arranging a transaction that will maximize the value of your stock. The enclosed proxy statement and supplement contain important information concerning the Company's Annual Meeting--please read them carefully.

            WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY.

                                          Thank you for your support.

                                          Sincerely,


                                          /s/ Raymond Garea
                                          ---------------------------
                                          Raymond Garea
                                          Senior Vice President



- --------------------------------------------------------------------------------
                                    IMPORTANT

o PLEASE SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

o DO NOT SIGN ANY PROXY CARD THAT YOU MAY RECEIVE FROM CFC, EVEN AS A PROTEST VOTE AGAINST CFC'S BOARD AND MANAGEMENT.

IF YOU HAVE ANY QUESTIONS, OR NEED ASSISTANCE VOTING, PLEASE CONTACT THE FIRM ASSISTING US IN THE SOLICITATION OF PROXIES:


                            [INNISFREE COMPANY LOGO]
                                     M&A INCORPORATED

                            TOLL-FREE: (888) 750-5834
                BANKS AND BROKERS, CALL COLLECT: (212) 750-5833
- --------------------------------------------------------------------------------

              PRELIMINARY PROXY STATEMENT; SUBJECT TO COMPLETION

[FRANKLIN MUTUAL LOGO]

                       1999 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                         COMMERCIAL FEDERAL CORPORATION
                       -----------------------------------

                                 PROXY STATEMENT
                                       OF
                          FRANKLIN MUTUAL ADVISERS, LLC
                       -----------------------------------

To the Stockholders of
   Commercial Federal Corporation:

            This Proxy Statement and the enclosed WHITE proxy card are being furnished by Franklin Mutual Advisers, LLC ("Franklin Mutual") to holders of common stock, par value $0.0l per share (the "Common Stock"), of Commercial Federal Corporation, a Nebraska corporation (the "Company" or "CFC"), in connection with the solicitation of proxies for use at the Annual Meeting of CFC Stockholders and at any and all adjournments or postponements thereof (the "Meeting"). The Meeting is scheduled to be held November 16, 1999 at the time and place to be announced in the Notice of Annual Meeting of Stockholders that will be sent to stockholders by the Company. As of September 10, 1999, Franklin Mutual and its nominees for election as directors were the beneficial owners of an aggregate of 5,490,290 shares of Common Stock, representing approximately 9.2% of the outstanding shares. According to the Company's Form l0-K for the fiscal year ended June 30, 1999, as of September 20, 1999, there were 59,362,412 shares of Common Stock outstanding.

            THIS SOLICITATION IS BEING MADE BY FRANKLIN MUTUAL ADVISERS, LLC AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

            At the Meeting, three persons will be elected directors of the Company to hold office for a term of three years and until their successors have been duly elected and qualified. In opposition to the solicitation of proxies by the Board of Directors of CFC (the "CFC Board"), Franklin Mutual, as a significant stockholder of the Company, is soliciting proxies to support the election of two outstanding and independent nominees who, if elected, will act in the best interest of all of the Company's stockholders. Franklin Mutual is NOT soliciting proxies to elect its own representatives to the Board. The nominees are independent persons who share Franklin Mutual's view that the Company should be sold. Neither nominee is an affiliate of Franklin Mutual and, if elected, the nominees will not have any allegiance to Franklin Mutual.

            This Proxy Statement and the WHITE proxy card are first being mailed or furnished to stockholders of the Company on or about [ ] [ ], 1999.

            YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY. PROPERLY VOTING THE ENCLOSED WHITE PROXY CARD AUTOMATICALLY REVOKES ALL PRIOR PROXY CARDS PREVIOUSLY SIGNED BY YOU.

            DO NOT MAIL ANY PROXY CARD OTHER THAN THE ENCLOSED WHITE CARD IF YOU WISH TO VOTE FOR FRANKLIN MUTUAL'S NOMINEES.

            EVEN IF YOU PREVIOUSLY HAVE VOTED A PROXY CARD FURNISHED TO YOU BY THE CFC BOARD, YOU HAVE THE LEGAL RIGHT TO CHANGE YOUR VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

            HOLDERS OF RECORD OF SHARES OF COMMON STOCK AS OF [ ], 1999, THE RECORD DATE FOR VOTING AT THE MEETING, ARE URGED TO SUBMIT A WHITE PROXY CARD EVEN IF YOUR SHARES ARE SOLD AFTER THE RECORD DATE.

            IF YOU PURCHASED SHARES OF COMMON STOCK AFTER THE RECORD DATE AND WISH TO VOTE SUCH SHARES AT THE MEETING, YOU SHOULD OBTAIN A WHITE PROXY CARD FROM THE SELLER OF SUCH SHARES.

            IF YOUR SHARES ARE REGISTERED IN YOUR OWN NAME, PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TO FRANKLIN MUTUAL IN CARE OF INNISFREE M&A INCORPORATED, THE FIRM ASSISTING FRANKLIN MUTUAL IN THE SOLICITATION OF PROXIES, IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN SIGN A WHITE PROXY CARD WITH RESPECT TO YOUR SHARES AND ONLY UPON RECEIPT OF SPECIFIC INSTRUCTIONS FROM YOU. ACCORDINGLY, YOU SHOULD CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR A WHITE PROXY CARD TO BE SIGNED REPRESENTING YOUR SHARES. FRANKLIN MUTUAL URGES YOU TO CONFIRM IN WRITING YOUR INSTRUCTIONS TO THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND TO PROVIDE A COPY OF SUCH INSTRUCTIONS TO FRANKLIN MUTUAL IN CARE OF INNISFREE M&A INCORPORATED AT THE ADDRESS INDICATED BELOW SO THAT FRANKLIN MUTUAL WILL BE AWARE OF ALL
INSTRUCTIONS  GIVEN  AND CAN  ATTEMPT  TO  ENSURE  THAT  SUCH  INSTRUCTIONS  ARE
FOLLOWED.

            If you have any questions about executing your proxy or require assistance, please call:

                                 [Innisfree company logo]
                                     M&A INCORPORATED
                         501 Madison Avenue, 20th floor
                               New York, NY 10022
                         Call toll free: (888) 750-5834
                 Banks and Brokers, call collect: (212) 750-5883

                          FRANKLIN MUTUAL ADVISERS, LLC

            The proxies solicited hereby are being sought by Franklin Mutual. Franklin Mutual is an investment adviser registered with the Securities and
Exchange Commission and an indirect wholly-owned subsidiary of Franklin Resources, Inc. ("FRI"). Franklin Mutual's principal business is advising its clients with respect to investments in securities, including those of financial institutions. Franklin Mutual manages over $20 billion in assets. The shares of Common Stock beneficially owned by Franklin Mutual are owned by the funds identified in Appendix I (the "Funds"). Franklin Mutual has all investment and voting power over the securities owned by the Funds. Franklin Mutual, however, does not have any financial interest in the shares owned by its advisory clients.

            For additional information regarding Franklin Mutual and the Funds, see Appendix I annexed to this Proxy Statement.

             WHY YOU SHOULD VOTE FOR THE FRANKLIN MUTUAL NOMINEES

            Franklin Mutual believes that the election of the Franklin Mutual nominees represents the best means for the Company's stockholders to maximize the value of their investment in the Company. Franklin Mutual, as the largest stockholder of the Company, is determined to return the value of CFC's Common Stock to where it should be, for the benefit of all of CFC's stockholders. To that end, Franklin Mutual has nominated two persons for three of the vacancies scheduled to be filled at the Meeting.

            The nominees and the alternate nominee are not affiliated with Franklin Mutual or any of its affiliates. If elected to the CFC Board, the nominees will act independently of Franklin Mutual. Franklin Mutual chose to nominate the nominees and selected the alternate nominee based on their extensive experience in the banking industry, and in particular with regard to Mr. Burcham, based on his familiarity with the Company and the banking business in the Midwest.

            If elected, the Franklin Mutual nominees are expected to take all actions, subject to their fiduciary duties to all of the Company's stockholders, to maximize stockholder value, through the sale of the Company to the highest bidder, or any other transaction or series of transactions that, in the judgement of the Franklin Mutual nominees, will serve to accomplish this goal, in each case on the most favorable terms available to the Company. There can be no assurance that stockholder value will be maximized as a result of this solicitation or the other proposals set forth herein.

            THE STOCKHOLDERS OF CFC CAN MOVE TO MAXIMIZE THEIR INVESTMENT IN CFC, BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD IN SUPPORT OF FRANKLIN MUTUAL'S NOMINEES.

            The CFC Board's record speaks for itself. Less than two years ago, CFC's Common Stock hit a high of $39 in April 1998. But within the last year, CFC has missed earning estimates and CFC's common stock has dropped as low as $18 3/4 without going higher than $25 1/2. This poor performance goes back as far as 1996. From January 1996 through July 1999, a period which has been a continuation of the strongest bull market in history, CFC's Common Stock, on average, underperformed a broad index of large thrifts and Midwestern banking companies by 52.5% and, if dividends are included, by 65%. During the same time period, CFC's Common Stock dramatically underachieved the S&P 500 Index by 77.1% and, if dividends are included, by 86.6%.

            The following table sets forth, for the fiscal quarters of the Company indicated, the highest closing price per share and lowest closing price per share on the New York Stock Exchange as reported in published financial sources:


               Quarter Ended          High              Low
               -------------          ----              ---

            September 30, 1996       $43               $36
            December 31, 1996         48 3/8            41 7/8


            March 31, 1997            48 1/2            31 1/8
            June 30, 1997             37 5/8            32 1/8
            September 30, 1997        48 3/16           37 5/8
            December 31, 1997         53 11/16          33 1/16


            March 31, 1998            36 3/8            30
            June 30, 1998             38 3/16           31 1/8
            September 30, 1998        32 3/8            22
            December 31, 1998         24 7/16           19 5/8


            March 31, 1999            23 13/16          21 1/16
            June 30, 1999             25                22
            September 30, 1999        [  ]              [  ]

            The following graph compares the performance of the Company's trading price from January 1, 1996 through July 30, 1999 to (i) the S&P 500 Index and (ii) an index of the Company's peers. The peer group included in the index consists of Firstar Corp., Greenpoint Financial, Charter One Financial, US Bancorp, Banc One Corp., Washington Mutual, St. Paul Bancorp, TCF Financial, Dime Bancorp, Astoria Financial, People's Heritage, Washington Federal and Union Planters Corp. The Stockholder Return Comparison tracks $100 invested on January 1, 1996 in each of CFB, S&L and Midwest Bank Peers and the S&P 500 Index.

                               [Graphic Omitted]


Indexed Return Comparison     1/1/96    6/30/96   12/31/96  6/30/97   12/31/97  6/30/98   12/31/98
Commercial Federal            $100      $102      $127      $147      $212      $188      $138
S&L and Midwest Bank Peers    $100      $103      $135      $172      $210      $211      $187
S&P 500 Index                 $100      $109      $120      $144      $158      $184      $193


            Less than two years ago, CFC's Common Stock hit a high of $39 in April 1998. The gap between CFC's trading value and its potential merger value is, in Franklin Mutual's view, one of the largest in the thrift industry. We do not believe that CFC's stock price will ever reflect its value as long as CFC remains independent.

            CFC's stockholders have in the past urged the CFC Board to pursue a sale of the Company. During a 1995 proxy contest conducted by CAI Corporation, CFC's stockholders passed a non-binding stockholder resolution calling for the sale of the Company and elected two directors who were committed to selling the Company. Unfortunately, in the face of a clear stockholder mandate to sell the Company, the CFC Board resisted a sale and instead adopted a misguided acquisition strategy which has significantly decreased the value of CFC's Common Stock and diluted the interests of stockholders.

            The time for the CFC Board to correct its mistake and find a buyer is running short. In our view, the value of CFC stock is likely to decline further as consolidation continues in the financial institutions industry. Continued consolidation will result in fewer potential acquirors both because there will be fewer financial institutions to acquire CFC and the size of CFC will continue to decline relative to other financial institutions that grow through acquisition.

            Because of the CFC Board's inability or unwillingness to see that a sale of the Company is in the best interests of the Company's stockholders, electing pro-sale directors is perhaps the only way such a sale will occur before it is too late.

            Our nominees have considerable experience in starting, managing and selling banks. If our nominees are elected to the CFC Board, as many as seven of the nine members of the CFC Board will be management nominees, and Franklin Mutual will not be in control of the CFC Board. Because CFC's bylaws provide that action by the CFC Board requires a majority vote of the directors present at a meeting at which a quorum (a majority of the number of directors fixed by CFC's By-Laws) is present, the Franklin Mutual nominees ordinarily will not be able to cause any action to be taken or not taken by the CFC Board unless at least one (assuming only five directors are present at a meeting of the CFC Board) and as many as three (assuming all nine directors are present at such a meeting) other directors agree with the position of the Franklin Mutual nominees. Nevertheless, the Franklin Mutual nominees may, because of their qualifications and expertise, be able to inform and persuade other directors sufficiently enough to cause the CFC Board to take or not take various actions.

            If elected and subject to their fiduciary duties under applicable law, our nominees intend to encourage the CFC Board to cause a sale or merger of the Company to or with another financial institution on the most favorable terms available to the Company. However, our nominees will only seek to encourage the CFC Board to approve such a transaction if they believe that the value of the transaction is fair to the stockholders of CFC. The Franklin Mutual nominees would encourage the Board to evaluate potential bids on the basis of among other things, the value of the consideration offered, the ability of the bidder to finance the bid, the quality of any non-cash consideration offered (including the financial condition of any bidder offering non-cash consideration), and the timing and likelihood of consummation of the proposed transaction in light of any required financing or regulatory approvals.

            Franklin Mutual and the Franklin Mutual nominees believe that the election of the Franklin Mutual nominees would send a strong message to the CFC Board that CFC stockholders want to maximize the value of their investment in the Company through a sale or merger, and would make it more likely that a successful acquisition of the Company will occur. However, because the Franklin Mutual nominees, if elected, will fill only two of the nine seats on the CFC Board, there can be no assurance that the CFC Board will seek to solicit or consider offers for the sale or merger of CFC even if the Franklin Mutual nominees are elected.

            Neither Franklin Mutual nor any of its nominees or its alternative nominee works on behalf of or as a representative of any potential acquiror of the Company. The Funds, however, may own securities of entities that may be potential acquirors of CFC. Franklin Mutual, its nominees and its alternative nominee are merely committed to maximizing the value of the investment of all of the stockholders of CFC. Franklin Mutual intends to communicate with potential acquirors of CFC and their financial advisors with a view toward encouraging potential acquirors to submit merger and acquisition proposals to the CFC Board and the stockholders of CFC.

            YOUR VOTE IS IMPORTANT. SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED ENVELOPE.

                MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

ELECTION OF DIRECTORS

            The Company's Articles of Incorporation set the total number of directors at no less than nine and no more than twelve and provide that the CFC Board shall be divided into three classes, each having a staggered term of three years. The Company's Board of Directors currently consists of nine directors. At the Meeting, three directors will be elected for a term of three years.

            The nominees of Franklin Mutual for election by stockholders to the CFC Board at the Meeting are J. Thomas Burcham and George R. Zoffinger. Each of these nominees has consented to being named in this proxy statement and to serve as a director if elected, and it is not contemplated that either of them will be unavailable for election as a director. If either of the Franklin Mutual nominees at the time of election is unable to serve or is otherwise unavailable for election, Franklin Mutual intends to nominate Matthew P. Wagner as a replacement nominee for election. Should any additional substitute nominees be required, the persons named on the enclosed WHITE Proxy Card will vote for the additional or substitute nominees selected by Franklin Mutual. Franklin Mutual is proposing the election of two nominees in opposition to the nominees proposed by the CFC Board.

            FRANKLIN MUTUAL RECOMMENDS THAT YOU VOTE "FOR" ITS NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

            The information below is provided with respect to Franklin Mutual's nominees for directors of the Company and its alternative nominee. Each of the Franklin Mutual nominees and the alternate nominee is a United States citizen.

           NAME AND                           PRINCIPAL OCCUPATION FOR
       BUSINESS ADDRESS         AGE       PAST FIVE YEARS AND DIRECTORSHIPS
       ----------------         ---       ---------------------------------

J. Thomas Burcham...........    57  Chairman   and  Chief   Executive   Officer,
191 Damifiwill                      Missouri  Bank  and  Trust   Company,   from
Boca Grande, FL  33921              December  1985  to  August  1999;  Chairman,
                                    First  National  Bank  Shares,   Ltd.,  from
                                    December 1983 to January 1998.  Mr.  Burcham
                                    is also a paid  consultant of CFC,  pursuant
                                    to a consulting  agreement which will expire
                                    January    30,    2001;    Director:     MBT
                                    Bancshares,  Western  National  Bank,  First
                                    United   National  Bank  Trust  Company  and
                                    First National Bank Shares, Ltd.

George R. Zoffinger..........   51  President  and   Chief   Executive  Officer,
c/o Constellation Capital Corp.     Constellation  Capital Corp., since February
120 Albany St. Plaza                1998;  President & Chief Executive  Officer,
New Brunswick, NJ  08901            Constellation   Bank  Corp.,  from  December
                                    1991 to  December  1995;  President  & Chief
                                    Executive  Officer of Value Property  Trust,
                                    October  1995 to  February  1998;  Director:
                                    New Jersey  Resources,  Inc.,  MFN Financial
                                    Corp.,  Admiralty Bank Corp. and Atlas Steel
                                    Corp.

      Alternate Nominee:
      ------------------

Matthew P. Wagner............   43  President  and  Chief  Executive  Officer of
c/o Western Bancorp Bank            Western   Bancorp   from   October  1996  to
Holding Co.                         present.   If  called  to  serve  as  a  CFC
4100 Newport Place, Suite 900       Director,  Mr.  Wagner  plans to  resign  as
Newport Beach, CA 92660             President  and Chief  Executive  Officer  of
                                    Western  Bancorp  prior to being seated as a
                                    CFC   director.   He  was   Executive   Vice
                                    President    of   Trust    and    Investment
                                    Management,  First  Bank  System,  from June
                                    1985 to June 1996.

            For additional information regarding the Franklin Mutual nominees and the alternate nominee, see Appendix I annexed to this Proxy Statement. The information above and in Appendix I has been furnished to Franklin Mutual by the Franklin Mutual nominees and the alternate nominee.

            Neither of the Franklin Mutual nominees nor the alternate nominee will receive any compensation from Franklin Mutual or the Funds for services as a director of the Company or for agreeing to stand for election as a director.

            Mr. Burcham and the Company are parties to a consulting agreement effective as of June 30, 1998 pursuant to which Mr. Burcham has agreed to assist, advise and consult with CFC on the business, affairs and operations of CFC, its subsidiaries and affiliates, as CFC may request. For his services, CFC pays Mr. Burcham an annual fee of $125,000, and reimburses him for his expenses incurred in performing services as a consultant. The agreement expires June 30, 2001.

            Except as disclosed in this Proxy Statement (including the Schedules and Appendices hereto), none of the Franklin Mutual nominees, the alternate nominee, Franklin Mutual, the Funds or any of their affiliates or associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

            It is expected that the CFC Board will send to you management's proxy statement discussing, in addition to the election of directors, any other matter that may properly come before the Meeting. With the exception of the election of directors, Franklin Mutual is not aware at the present time of any other matters which are scheduled to be voted upon by stockholders at the Meeting. However, if any other matter properly comes before the Meeting, the persons named as proxies on the enclosed WHITE Proxy Card will, subject to the provisions of this paragraph, have discretionary authority to vote all shares covered by such proxies in accordance with their discretion with respect to such matter. If Franklin Mutual becomes aware a reasonable time in advance of the Meeting that CFC's management intends to present for a stockholder vote at the Meeting any matters not included on the enclosed WHITE proxy card, Franklin Mutual intends to either refrain from voting on any such matter or to revise the WHITE proxy card in order to include any such additional matter thereon. CFC also will furnish stockholders with additional proxy materials describing any such additional matter. If stockholders voted or vote on the original WHITE proxy card which does not include such additional matters, Franklin Mutual will exercise its discretionary authority with respect to such additional matter and will advise stockholders as to how it will use such discretionary authority. If a stockholder wishes to specify the manner in which his or her shares are to be voted on any such additional matters, the stockholder will have the opportunity to vote on the revised WHITE proxy card. Submission of any properly executed proxy card will revoke all prior proxy cards.

                           VOTING AND PROXY PROCEDURE

PROXY INFORMATION

            The enclosed WHITE Proxy Card may be executed only by holders of record at the close of business on the record date ("Record Date") designated by the CFC Board as the date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. As of the date of this Proxy Statement, Franklin Mutual believes that the CFC Board has designated [ ] [ ], 1999 as the Record Date for such purposes.

            The shares of Common Stock represented by each WHITE Proxy that is properly executed and returned to Franklin Mutual will be voted at the Meeting in accordance with the instructions marked thereon but if no instructions are marked thereon, the proxy will be voted for the election of the Franklin Mutual nominees and, in the discretion of the proxies, on whatever other matters as may properly come before the meeting or any adjournments or postponements thereof. Subject to the right of Franklin Mutual to allocate votes between its two nominees in the manner described below (see "QUORUM AND VOTING"), executed but unmarked WHITE proxies will be voted FOR the election of Franklin Mutual's two nominees as directors.

            If you hold your shares in one or more brokerage firms, banks or nominees, only they can vote your shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions to vote the WHITE Proxy.

PROXY REVOCATION

            Whether or not you plan to attend the Meeting, Franklin Mutual urges you to vote FOR the Franklin Mutual nominees by signing, dating and returning the WHITE Proxy Card in the enclosed envelope. You can do this even if you have already sent a different proxy card solicited by the CFC Board. It is the last proxy that counts.

            Execution of a WHITE Proxy Card does not affect your right to attend the Meeting and to vote in person. Any stockholder granting a proxy (including a proxy given to the Company) may revoke it at any time before it is voted by (a) submitting a new, duly executed proxy bearing a later date, (b) attending and voting at the Meeting in person, or (c) at any time before a previously executed proxy is voted, giving written notice of revocation to either Franklin Mutual, c/o Innisfree M&A Incorporated, or the Company. Merely attending the Meeting will not revoke any previous proxy which has been duly executed by you. The WHITE Proxy Card furnished to you by Franklin Mutual, if properly executed and delivered, will revoke all prior proxies.

            IF YOU PREVIOUSLY EXECUTED AND RETURNED A PROXY CARD TO THE COMPANY, FRANKLIN MUTUAL URGES YOU TO REVOKE IT BY SIGNING, DATING AND MAILING THE WHITE PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING WITHIN THE UNITED STATES.

QUORUM AND VOTING

            Management's proxy statement is required to provide information about the number of shares of CFC's stock outstanding and entitled to vote, the number of record holders thereof and the record date for the Meeting, and reference is made thereto for such information. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote on matters that come before the Meeting.

            The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. If a quorum is not present or represented by proxy, the stockholders entitled to vote, present or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Assuming a quorum is present, under Nebraska law, directors are elected by a plurality of votes cast by stockholders at the Meeting.

            Pursuant to the Bylaws of CFC and Nebraska law, each stockholder voting for the election of directors is entitled to vote the number of shares owned by such stockholder for as many persons as there are directors to be elected or to cumulate votes by multiplying the number of shares held by such stockholder by the number of directors to be elected. Each stockholder will be entitled to cast votes for one director or distribute them among any number of candidates. According to the proxy statement sent by CFC to stockholders in connection with the November 16, 1998 Annual Meeting of CFC stockholders, votes not cast at the Meeting because of abstentions or broker non-votes are not considered in connection with determining the outcome of the election of directors.

            Franklin Mutual has only nominated two persons for election to the CFC Board. The CFC Board will nominate three persons for the three positions being filled at the Meeting. Therefore there will likely be five nominees for three seats on the CFC Board, and the three nominees who receive the greatest number of votes will be elected. Stockholders who use the WHITE proxy card furnished by Franklin Mutual will not be able to vote for any of CFC's nominees and will only be voting to fill two of the three vacancies scheduled to be filled at the Meeting. Stockholders who use the proxy card furnished by CFC will not be able to vote for the Franklin Mutual nominees. Stockholders are not permitted to use both proxy cards and accordingly cannot vote for Franklin Mutual's nominees on its WHITE proxy card and also vote for a CFC nominee using CFC's proxy card. Any stockholder who wishes to vote for one or more of Franklin Mutual's nominees and one or more of the Company's nominees will be required to vote by ballot at the Meeting. However, the cumulative voting process insures that no votes are wasted by voting on Franklin Mutual's WHITE proxy card, as each vote cumulated toward the election of the Franklin Mutual nominees will increase their chances of being elected.

            Franklin Mutual intends to vote all of its shares, and those for which Franklin Mutual is given proxies, for the election of the Franklin Mutual nominees. Franklin Mutual intends to cumulate its votes among its two nominees in such a manner as to obtain the maximum representation possible on the CFC Board.

            Unless otherwise indicated by a stockholder, a vote for the Franklin Mutual nominees will give Franklin Mutual discretionary authority to cumulate all votes to which the stockholder is entitled and to allocate them in favor of any or all of Franklin Mutual's nominees as Franklin Mutual may determine. The effect of cumulation and voting in accordance with that discretionary authority may be to offset the effect of a stockholder's having withheld authority to vote for one of Franklin Mutual's nominees because proxyholders will be able to allocate votes of stockholders who have not withheld authority to vote in any manner they determine among such nominees. If a stockholder desires specifically to allocate votes among Franklin Mutual's nominees, the stockholder should so specify on the proxy card.

                       CERTAIN STOCKHOLDERS OF THE COMPANY

            The following table sets forth, as of September 10, 1999, the number and percent of outstanding shares of Common Stock beneficially owned by Franklin Mutual and each of Messrs. J. Thomas Burcham, George R. Zoffinger and Matthew P. Wagner:


     NAME AND ADDRESS             NUMBER OF SHARES          PERCENTAGE OF SHARES
    OF BENEFICIAL OWNER          BENEFICIALLY OWNED          BENEFICIALLY OWNED
    -------------------          ------------------         --------------------

Franklin Mutual Advisers, LLC         4,663,552(1)                    7.9%(2)
51 John F. Kennedy Parkway
Short Hills, NJ 07078


J. Thomas Burcham                       825,738(3)                    1.4%(2)
191 Damifiwill (P.O. Box 1818)
Boca Grande, FL  33921

George R. Zoffinger                       1,000(4)                    *
7 Maidstone Ct.
Skillman, NJ  08558

Matthew P. Wagner                             0                       *
1426 Mockingbird Place
Los Angeles, CA  90069

All above parties as a group         5,490,290                       9.2%(2)

- ------------

(1) Such shares are beneficially owned by the Funds, which, pursuant to advisory contracts, are advised by Franklin Mutual. Such advisory contracts grant to Franklin Mutual all investment and voting power over the securities owned by such Advisory clients.

(2) Percentage of shares based upon 59,362,412 shares of Common Stock, which represents the number of shares outstanding as of September 20, 1999 according to the Company's Form 10-K for the fiscal year ended June 30, 1999.

(3) Includes 106,822 shares in trust of which J. Thomas Burcham is one of three trustees. Also includes 90,000 shares in Goldman Sachs Greenstreet Exchange Fund LP, 37,594 shares owned by Mr. Burcham's spouse and 6,507 shares owned by Mr. Burcham's adult daughter.

(4)   All 1000 shares owned by the Zoffinger Family Limited Partnership.

            Management's proxy statement is expected to set forth information as to the number and percentage of outstanding shares beneficially owned by (i) each person known by CFC to own more than 5% of the outstanding Common Stock,
(ii) each director of CFC, (iii) each of the five most highly paid executive officers of CFC, and (iv) all executive officers and directors of CFC as a group, and reference is made thereto for such information.

             CFC ANNUAL REPORT AND MANAGEMENT'S PROXY STATEMENT

            An annual report to stockholders covering CFC's fiscal year ended June 30, 1999, including financial statements, is required to be furnished to stockholders by the Company. Such annual report does not form any part of the material for the solicitation of proxies by Franklin Mutual.

            It is expected that the CFC Board will also solicit proxies for use at the Meeting and will furnish a proxy statement in connection therewith. Neither Franklin Mutual nor any of its affiliates is presently an officer or director, or otherwise engaged in the management, of CFC. Consequently, Franklin Mutual does not have current information concerning the Common Stock of the Company, the beneficial ownership of such stock by the principal holders thereof, other information concerning the Company's management, the procedures for submitting proposals for consideration at the next Annual Meeting of Stockholders of the Company and certain other matters regarding the Company and the Meeting required by the rules of the Securities and Exchange Commission to be included in a proxy statement. Accordingly, reference is made to management's proxy statement for such information.

            Franklin Mutual does not make any  representation as to the accuracy
or  completeness  of  the  information   contained  in  the  Annual  Report  and
Management's Proxy Statement.

                          PROXY SOLICITATION; EXPENSES

            The Funds, in proportion to their ownership of CFC Common Stock, will bear the entire expense of preparing, assembling, printing and mailing this Proxy Statement and the WHITE Proxy Card and the cost of soliciting proxies.

            The total cost of this proxy solicitation (including fees of attorneys, accountants, public relations advisers, solicitors and advertising and printing expenses) is estimated to be approximately $500,000. To the extent legally permissible, Franklin Mutual will seek reimbursement from the Company for the costs of this solicitation. Franklin Mutual does not currently intend to submit approval of such reimbursement to a vote of stockholders of the Company at a subsequent meeting unless required by law.

            In addition to this initial solicitation by mail, proxy solicitations may be made by Franklin Mutual and Messrs. Burcham and Zoffinger, without additional compensation, except for reimbursement of reasonable out-of-pocket expenses. Solicitations may be made by telephone, facsimile, hand delivery messenger, and personal solicitors. Franklin Mutual will pay to banks, brokers and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy materials to their principals and in obtaining authorization for execution of proxies.

            Franklin Mutual has retained Innisfree M&A Incorporated ("Innisfree") to assist in the solicitation of proxies. Franklin Mutual will pay Innisfree a minimum fee of $50,000 and a maximum fee of $100,000 if Franklin Mutual's nominees are elected to the Board and Franklin Mutual is successful in obtaining reimbursement of its expenses from the Company. Franklin Mutual has also agreed to reimburse Innisfree for its reasonable out-of-pocket expenses. Innisfree will solicit proxies from individuals, brokers, banks, nominees and other institutional holders. Approximately 40 persons will be utilized by Innisfree in its solicitation efforts, which may be made by telephone, telegram or in person.

                             ADDITIONAL INFORMATION

            Franklin Mutual has filed with the Securities and Exchange Commission (the "SEC") a Statement on Schedule 13D, which contains information in addition to that furnished herein. This Schedule 13D and any amendments thereto may be inspected at, and copies may be obtained from, the Public Reference Section of the SEC, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C., 20549.

                                              FRANKLIN MUTUAL ADVISERS, LLC

[        ] [  ], 1999




IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE, PLEASE CALL:


                            [Innisfree company logo]
                                     M&A INCORPORATED
                         501 MADISON AVENUE, 20TH FLOOR
                               NEW YORK, NY 10022
                         CALL TOLL FREE: (888) 750-5834
                BANKS AND BROKERS, CALL (212) 750-5833 (COLLECT)

                                                                      APPENDIX I



                          CERTAIN INFORMATION REGARDING
         FRANKLIN MUTUAL, THE FRANKLIN MUTUAL NOMINEES AND THE FUNDS

FRANKLIN MUTUAL ADVISERS, LLC

            Franklin Mutual's business address is 51 John F. Kennedy Parkway, Short Hills, NJ 07078.

            Franklin Mutual's principal business is an investment adviser registered with the Securities and Exchange Commission.

            The shares of Common Stock beneficially owned by Franklin Mutual are those of the Funds identified in Appendix I. Schedule A sets forth all purchases and sales by the Funds of CFC Common Stock during the past two years.

J. THOMAS BURCHAM

            The following sets forth all purchases and sales during the past two years of CFC Common Stock deemed to be beneficially owned by Mr. Burcham. All transactions were effected in open market transactions.

            06/17/98          5,000 shares        Sale
            07/01/98          5,000 shares        Sale
            07/24/98         10,000 shares        Sale
            07/28/98          5,000 shares        Sale
            07/29/98          5,000 shares        Sale
            08/11/98         10,000 shares        Sale
            10/12/98          6,000 shares        Sale
            10/13/98          2,000 shares        Sale
            06/08/99          3,000 shares        Sale
            06/14/99          2,000 shares        Sale

GEORGE R. ZOFFINGER

            The following sets forth all purchases and sales during the past two years of CFC Common Stock deemed to be beneficially owned by Mr. Zoffinger. All transactions were effected in open market transactions.

                              1,000 shares       Purchase

MATTHEW P. WAGNER

            Mr. Wagner has not beneficially owned any CFC Common Stock in the past two years.

MUTUAL BEACON FUND,
a series of FRANKLIN MUTUAL SERIES INC.

            The business address of Mutual Beacon Fund is c/o Franklin Mutual Advisers, LLC, 51 John F. Kennedy Parkway, Short Hills, NJ 07078.

            Mutual Beacon Fund is an investment company registered with the Securities and Exchange Commission.

            Schedule A sets forth all purchases and sales by Mutual Beacon Fund of CFC Common Stock during the past two years. All transactions were effected in open market transactions.

MUTUAL FINANCIAL SERVICES FUND,
a series of FRANKLIN MUTUAL SERIES FUND INC.

            The business address of Mutual Financial Services Fund is c/o Franklin Mutual Advisers, LLC, 51 John F. Kennedy Parkway, Short Hills, NJ 07078.

            Mutual Financial Services Fund is an investment company registered with the Securities and Exchange Commission.

            Schedule A sets forth all purchases and sales by Mutual Financial Services Fund of CFC Common Stock during the past two years. All transactions were effected in open market transactions.

MUTUAL QUALIFIED FUND,
a series of FRANKLIN MUTUAL SERIES FUND INC.

            The business address of Mutual Qualified Fund is c/o Franklin Mutual Advisers, LLC, 51 John F. Kennedy Parkway, Short Hills, NJ 07078.

            Mutual Qualified Fund is an investment company registered with the Securities and Exchange Commission.

            Schedule A sets forth all purchases and sales by Mutual Qualified Fund of CFC Common Stock during the past two years. All transactions were effected in open market transactions.

FRANKLIN MUTUAL BEACON FUND
a sub-fund of TEMPLETON GLOBAL STRATEGY FUNDS

            The business address of Franklin Mutual Beacon Fund is c/o Franklin Mutual Advisers, LLC, 51 John F. Kennedy Parkway, Short Hills, NJ 07078.

            Franklin Mutual Beacon Fund is an investment company.

            Schedule A sets forth all purchases and sales by Franklin Mutual Beacon Fund of CFC Common Stock during the past two years. All transactions were effected in open market transactions.

FRANKLIN MUTUAL BEACON FUND
a member of FRANKLIN TEMPLETON WORLDWIDE FUNDS

            The business address is of Franklin Mutual Beacon Fund is c/o Franklin Mutual Advisers, LLC, 51 John F. Kennedy Parkway, Short Hills, NJ 07078.

            Franklin Mutual Beacon Fund is an investment company.

            Schedule A sets forth all purchases and sales by Franklin Mutual Beacon Fund of CFC Common Stock during the past two years. All transactions were effected in open market transactions.

MUTUAL BEACON FUND (Canada)

            The business address of Mutual Beacon Fund is c/o Franklin Mutual Advisers, LLC, 51 John F. Kennedy Parkway, Short Hills, NJ 07078.

            Mutual Beacon Fund is an investment company registered with various securities and exchange commissions of the country of Canada.

            Schedule A sets forth all purchases and sales by Mutual Beacon Fund (Canada) of CFC Common Stock during the past two years. All transactions were effected in open market transactions.

                              *     *      *

            Except as set forth in this Proxy Statement (including the Schedules and Appendices hereto), none of Franklin Mutual, the Franklin Mutual nominees, the Franklin Mutual alternate nominee, the Funds nor any of their respective affiliates or associates, directly or indirectly:

            o beneficially owns any shares of Common Stock of the Company or any securities of any parent or subsidiary of the Company;

            o has had any relationship with the Company in any capacity other than as a stockholder (except for Mr. Burcham who has been a paid consultant to CFC since January 30, 1998);

            o has been a party to any transaction, or series of similar transactions, since July 1, 1998, nor is any currently proposed transaction known to any of them, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any of them or their respective affiliates or associates had, or will have, a direct or indirect material interest;

            o has entered into any agreement or understanding with any person respecting any future employment by the Company or its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party;

            o has a contract, arrangement or understanding within the past year with any person with respect to the Company's securities;

            o has any agreement, arrangement or understanding with any person with respect to an future employment with CFC or any of its affiliates or with respect to any future transactions to which CFC or any of its affiliates may be a party, except for the agreements by Franklin Mutual's nominees to serve as directors of the Company if elected, and Mr. Burcham's agreement to serve as a paid consultant to CFC through January 30, 2001; or

            o is a party adverse to CFC or any of its subsidiaries or has a material interest adverse to CFC or any of its subsidiaries in any material legal proceeding.

                                                                      SCHEDULE A

                                             DATE OF
                                            TRANSACTION         NUMBER OF
NAME OF FRANKLIN MUTUAL ADVISORY CLIENT    (MO/DAY/YEAR)         SHARES                PURCHASE OR SALE
                                           ------------          ------                ----------------
   Franklin Mutual Beacon Fund (TGS)         06/22/1998             3,000                  PURCHASE
   Franklin Mutual Beacon Fund (TGS)         06/23/1998             3,000                  PURCHASE
   Franklin Mutual Beacon Fund (TGS)         06/24/1998             2,000                  PURCHASE
   Franklin Mutual Beacon Fund (TGS)         06/24/1998             4,000                  PURCHASE
   Franklin Mutual Beacon Fund (TGS)         07/14/1998             1,000                  PURCHASE
   Franklin Mutual Beacon Fund (TGS)         07/22/1998               500                  PURCHASE
   Franklin Mutual Beacon Fund (TGS)         07/22/1998               500                  PURCHASE
   Franklin Mutual Beacon Fund (TGS)         11/19/1998             3,600                  PURCHASE
   Franklin Mutual Beacon Fund (TGS)         11/19/1998             1,000                  PURCHASE
   Franklin Mutual Beacon Fund (TGS)         11/20/1998             1,100                  PURCHASE
   Franklin Mutual Beacon Fund (TGS)         12/03/1998               300                  PURCHASE
   Franklin Mutual Beacon Fund (TGS)         03/01/1999             5,900                  PURCHASE
   Franklin Mutual Beacon Fund (TGS)         03/01/1999            20,300                  PURCHASE
                                               TOTAL               46,200

   Franklin Mutual Beacon Fund (TWF)         01/27/1999               190                  PURCHASE
   Franklin Mutual Beacon Fund (TWF)         01/29/1999                32                  PURCHASE
   Franklin Mutual Beacon Fund (TWF)         02/01/1999             1,072                  PURCHASE
   Franklin Mutual Beacon Fund (TWF)         02/12/1999               200                  PURCHASE
   Franklin Mutual Beacon Fund (TWF)         02/24/1999               100                  PURCHASE
   Franklin Mutual Beacon Fund (TWF)         04/20/1999              -194                    SELL
                                               TOTAL                1,400                  PURCHASE

           Mutual Beacon Fund                06/15/1998            15,000                  PURCHASE
           Mutual Beacon Fund                06/15/1998            11,000                  PURCHASE
           Mutual Beacon Fund                06/18/1998            35,000                  PURCHASE
           Mutual Beacon Fund                06/23/1998            18,000                  PURCHASE
           Mutual Beacon Fund                06/24/1998            10,500                  PURCHASE
           Mutual Beacon Fund                06/24/1998            18,300                  PURCHASE
           Mutual Beacon Fund                07/09/1998            33,600                  PURCHASE
           Mutual Beacon Fund                07/13/1998            30,000                  PURCHASE
           Mutual Beacon Fund                07/14/1998            18,000                  PURCHASE
           Mutual Beacon Fund                07/16/1998            20,100                  PURCHASE
           Mutual Beacon Fund                07/17/1998            10,000                  PURCHASE
           Mutual Beacon Fund                07/20/1998            40,000                  PURCHASE
           Mutual Beacon Fund                07/21/1998            24,000                  PURCHASE
           Mutual Beacon Fund                07/22/1998            16,000                  PURCHASE
           Mutual Beacon Fund                07/22/1998             4,600                  PURCHASE
           Mutual Beacon Fund                07/28/1998            26,500                  PURCHASE
           Mutual Beacon Fund                07/29/1998            47,700                  PURCHASE
           Mutual Beacon Fund                07/30/1998            53,000                  PURCHASE
           Mutual Beacon Fund                07/31/1998               300                  PURCHASE
           Mutual Beacon Fund                07/31/1998            79,500                  PURCHASE
           Mutual Beacon Fund                08/04/1998            33,500                  PURCHASE
           Mutual Beacon Fund                08/05/1998             6,200                  PURCHASE
           Mutual Beacon Fund                08/06/1998             2,000                  PURCHASE
           Mutual Beacon Fund                08/13/1998           196,940      EXCHANGE OF 1ST COLORADO SHARES
           Mutual Beacon Fund                11/13/1998            19,500                  PURCHASE
           Mutual Beacon Fund                11/16/1998            80,000                  PURCHASE
           Mutual Beacon Fund                11/17/1998             9,600                  PURCHASE
           Mutual Beacon Fund                11/19/1998            47,000                  PURCHASE
           Mutual Beacon Fund                11/19/1998            38,200                  PURCHASE
           Mutual Beacon Fund                11/20/1998            51,700                  PURCHASE
           Mutual Beacon Fund                11/25/1998            34,100                  PURCHASE
           Mutual Beacon Fund                12/03/1998            22,000                  PURCHASE
           Mutual Beacon Fund                12/04/1998            43,100                  PURCHASE
           Mutual Beacon Fund                12/07/1998            22,600                  PURCHASE
           Mutual Beacon Fund                12/10/1998             6,200                  PURCHASE
           Mutual Beacon Fund                12/11/1998             7,800                  PURCHASE
           Mutual Beacon Fund                12/14/1998            24,400                  PURCHASE
           Mutual Beacon Fund                12/15/1998             9,800                  PURCHASE
           Mutual Beacon Fund                12/17/1998             9,800                  PURCHASE
           Mutual Beacon Fund                12/30/1998             6,800                  PURCHASE
           Mutual Beacon Fund                12/31/1998            27,300                  PURCHASE
           Mutual Beacon Fund                01/04/1999             2,000                  PURCHASE
           Mutual Beacon Fund                01/05/1999            31,300                  PURCHASE
           Mutual Beacon Fund                01/05/1999            12,600                  PURCHASE
           Mutual Beacon Fund                01/06/1999             1,000                  PURCHASE
           Mutual Beacon Fund                01/06/1999           134,900                  PURCHASE
           Mutual Beacon Fund                01/08/1999             6,400                  PURCHASE
           Mutual Beacon Fund                01/11/1999             5,000                  PURCHASE
           Mutual Beacon Fund                01/11/1999            12,500                  PURCHASE
           Mutual Beacon Fund                01/12/1999            30,400                  PURCHASE
           Mutual Beacon Fund                01/14/1999            12,700                  PURCHASE
           Mutual Beacon Fund                01/14/1999            12,500                  PURCHASE
           Mutual Beacon Fund                01/15/1999            12,700                  PURCHASE
           Mutual Beacon Fund                01/15/1999             5,000                  PURCHASE
           Mutual Beacon Fund                01/19/1999             4,700                  PURCHASE
           Mutual Beacon Fund                01/20/1999            16,500                  PURCHASE
           Mutual Beacon Fund                01/21/1999            25,200                  PURCHASE
           Mutual Beacon Fund                01/25/1999            22,700                  PURCHASE
           Mutual Beacon Fund                01/26/1999            18,600                  PURCHASE
           Mutual Beacon Fund                01/27/1999            36,200                  PURCHASE
           Mutual Beacon Fund                01/28/1999            20,000                  PURCHASE
           Mutual Beacon Fund                01/29/1999            18,700                  PURCHASE
           Mutual Beacon Fund                02/01/1999            25,100                  PURCHASE
           Mutual Beacon Fund                02/01/1999             3,200                  PURCHASE
           Mutual Beacon Fund                02/01/1999            16,100                  PURCHASE
           Mutual Beacon Fund                02/02/1999             3,100                  PURCHASE
           Mutual Beacon Fund                02/10/1999            19,902                  PURCHASE
           Mutual Beacon Fund                02/10/1999            19,800                  PURCHASE
           Mutual Beacon Fund                02/10/1999            10,700                  PURCHASE
           Mutual Beacon Fund                02/11/1999            24,700                  PURCHASE
           Mutual Beacon Fund                02/12/1999            26,400                  PURCHASE
           Mutual Beacon Fund                02/16/1999            14,400                  PURCHASE
           Mutual Beacon Fund                02/17/1999            14,300                  PURCHASE
           Mutual Beacon Fund                02/18/1999            34,100                  PURCHASE
           Mutual Beacon Fund                02/19/1999            18,400                  PURCHASE
           Mutual Beacon Fund                02/22/1999            12,800                  PURCHASE
           Mutual Beacon Fund                02/23/1999            24,300                  PURCHASE
           Mutual Beacon Fund                02/24/1999            20,200                  PURCHASE
           Mutual Beacon Fund                02/25/1999            36,100                  PURCHASE
           Mutual Beacon Fund                02/26/1999             1,500                  PURCHASE
           Mutual Beacon Fund                03/01/1999            33,700                  PURCHASE
           Mutual Beacon Fund                03/02/1999               600                  PURCHASE
           Mutual Beacon Fund                03/03/1999             3,700                  PURCHASE
           Mutual Beacon Fund                03/04/1999            14,700                  PURCHASE
           Mutual Beacon Fund                03/05/1999            19,300                  PURCHASE
           Mutual Beacon Fund                03/08/1999            48,000                  PURCHASE
           Mutual Beacon Fund                03/22/1999            10,200                  PURCHASE
           Mutual Beacon Fund                03/23/1999            31,500                  PURCHASE
           Mutual Beacon Fund                03/24/1999            18,000                  PURCHASE
           Mutual Beacon Fund                04/07/1999             5,300                  PURCHASE
                                               TOTAL            2,161,342

      Mutual Beacon Fund (Canada)            06/22/1998             4,000                  PURCHASE
      Mutual Beacon Fund (Canada)            06/23/1998             4,000                  PURCHASE
      Mutual Beacon Fund (Canada)            06/24/1998             2,000                  PURCHASE
      Mutual Beacon Fund (Canada)            06/24/1998             6,000                  PURCHASE
      Mutual Beacon Fund (Canada)            07/14/1998             1,000                  PURCHASE
      Mutual Beacon Fund (Canada)            07/22/1998               500                  PURCHASE
      Mutual Beacon Fund (Canada)            07/22/1998               500                  PURCHASE
      Mutual Beacon Fund (Canada)            11/13/1998               500                  PURCHASE
      Mutual Beacon Fund (Canada)            11/16/1998             3,000                  PURCHASE
      Mutual Beacon Fund (Canada)            11/17/1998               400                  PURCHASE
      Mutual Beacon Fund (Canada)            11/19/1998             2,000                  PURCHASE
      Mutual Beacon Fund (Canada)            11/19/1998               800                  PURCHASE
      Mutual Beacon Fund (Canada)            11/20/1998             2,200                  PURCHASE
      Mutual Beacon Fund (Canada)            11/25/1998               700                  PURCHASE
      Mutual Beacon Fund (Canada)            12/03/1998               500                  PURCHASE
      Mutual Beacon Fund (Canada)            12/04/1998               900                  PURCHASE
      Mutual Beacon Fund (Canada)            12/07/1998               400                  PURCHASE
      Mutual Beacon Fund (Canada)            12/14/1998               500                  PURCHASE
      Mutual Beacon Fund (Canada)            12/15/1998               200                  PURCHASE
      Mutual Beacon Fund (Canada)            12/17/1998               200                  PURCHASE
      Mutual Beacon Fund (Canada)            12/30/1998               100                  PURCHASE
      Mutual Beacon Fund (Canada)            12/31/1998               700                  PURCHASE
      Mutual Beacon Fund (Canada)            01/05/1999               300                  PURCHASE
      Mutual Beacon Fund (Canada)            01/05/1999               700                  PURCHASE
      Mutual Beacon Fund (Canada)            01/06/1999             2,800                  PURCHASE
      Mutual Beacon Fund (Canada)            01/08/1999               200                  PURCHASE
      Mutual Beacon Fund (Canada)            01/11/1999               300                  PURCHASE
      Mutual Beacon Fund (Canada)            01/11/1999               100                  PURCHASE
      Mutual Beacon Fund (Canada)            01/12/1999               500                  PURCHASE
      Mutual Beacon Fund (Canada)            01/14/1999               300                  PURCHASE
      Mutual Beacon Fund (Canada)            01/14/1999               200                  PURCHASE
      Mutual Beacon Fund (Canada)            01/15/1999               100                  PURCHASE
      Mutual Beacon Fund (Canada)            01/15/1999               200                  PURCHASE
      Mutual Beacon Fund (Canada)            01/19/1999               100                  PURCHASE
      Mutual Beacon Fund (Canada)            01/20/1999               400                  PURCHASE
      Mutual Beacon Fund (Canada)            01/21/1999               500                  PURCHASE
      Mutual Beacon Fund (Canada)            01/25/1999               500                  PURCHASE
      Mutual Beacon Fund (Canada)            01/26/1999               400                  PURCHASE
      Mutual Beacon Fund (Canada)            01/27/1999             1,100                  PURCHASE
      Mutual Beacon Fund (Canada)            01/28/1999               600                  PURCHASE
      Mutual Beacon Fund (Canada)            01/29/1999               500                  PURCHASE
      Mutual Beacon Fund (Canada)            02/01/1999               600                  PURCHASE
      Mutual Beacon Fund (Canada)            02/01/1999               100                  PURCHASE
      Mutual Beacon Fund (Canada)            02/01/1999               300                  PURCHASE
      Mutual Beacon Fund (Canada)            02/02/1999               100                  PURCHASE
      Mutual Beacon Fund (Canada)            02/10/1999               500                  PURCHASE
      Mutual Beacon Fund (Canada)            02/10/1999               600                  PURCHASE
      Mutual Beacon Fund (Canada)            02/10/1999               300                  PURCHASE
      Mutual Beacon Fund (Canada)            02/11/1999               700                  PURCHASE
      Mutual Beacon Fund (Canada)            02/12/1999               600                  PURCHASE
      Mutual Beacon Fund (Canada)            02/16/1999               300                  PURCHASE
      Mutual Beacon Fund (Canada)            02/17/1999               300                  PURCHASE
      Mutual Beacon Fund (Canada)            02/18/1999               800                  PURCHASE
      Mutual Beacon Fund (Canada)            02/19/1999               400                  PURCHASE
      Mutual Beacon Fund (Canada)            02/22/1999               300                  PURCHASE
      Mutual Beacon Fund (Canada)            02/23/1999               500                  PURCHASE
      Mutual Beacon Fund (Canada)            02/24/1999               400                  PURCHASE
      Mutual Beacon Fund (Canada)            02/25/1999               800                  PURCHASE
      Mutual Beacon Fund (Canada)            03/01/1999               700                  PURCHASE
      Mutual Beacon Fund (Canada)            03/03/1999               100                  PURCHASE
      Mutual Beacon Fund (Canada)            03/04/1999               300                  PURCHASE
      Mutual Beacon Fund (Canada)            03/05/1999               400                  PURCHASE
      Mutual Beacon Fund (Canada)            03/08/1999             1,000                  PURCHASE
      Mutual Beacon Fund (Canada)            03/22/1999               200                  PURCHASE
      Mutual Beacon Fund (Canada)            03/23/1999               700                  PURCHASE
      Mutual Beacon Fund (Canada)            03/24/1999               400                  PURCHASE
      Mutual Beacon Fund (Canada)            04/07/1999               100                  PURCHASE
                                               TOTAL               52,400

     Mutual Financial Services Fund          01/12/1998            26,000                  PURCHASE
     Mutual Financial Services Fund          02/12/1998            57,400                  PURCHASE
     Mutual Financial Services Fund          02/13/1998            30,000                  PURCHASE
     Mutual Financial Services Fund          02/17/1998             2,300                  PURCHASE
     Mutual Financial Services Fund          02/17/1998            34,300                  PURCHASE
     Mutual Financial Services Fund          02/18/1998            20,000                  PURCHASE
     Mutual Financial Services Fund          02/18/1998            11,100                  PURCHASE
     Mutual Financial Services Fund          02/18/1998            10,000                  PURCHASE
     Mutual Financial Services Fund          03/05/1998             6,300                  PURCHASE
     Mutual Financial Services Fund          05/26/1998            20,000                  PURCHASE
     Mutual Financial Services Fund          05/27/1998            10,000                  PURCHASE
     Mutual Financial Services Fund          05/28/1998             5,000                  PURCHASE
     Mutual Financial Services Fund          07/08/1998            20,000                  PURCHASE
     Mutual Financial Services Fund          07/22/1998             4,500                  PURCHASE
     Mutual Financial Services Fund          07/22/1998            20,500                  PURCHASE
     Mutual Financial Services Fund          07/23/1998             5,000                  PURCHASE
     Mutual Financial Services Fund          07/24/1998             8,700                  PURCHASE
     Mutual Financial Services Fund          07/27/1998            20,000                  PURCHASE
     Mutual Financial Services Fund          08/13/1998           205,802      EXCHANGE OF 1ST COLORADO SHARES
     Mutual Financial Services Fund          09/17/1998           -55,000                  PURCHASE
     Mutual Financial Services Fund          09/18/1998           -39,900                    SELL
     Mutual Financial Services Fund          09/21/1998           -22,100                    SELL
     Mutual Financial Services Fund          09/23/1998           -20,000                    SELL
     Mutual Financial Services Fund          09/24/1998           -10,000                    SELL
     Mutual Financial Services Fund          11/19/1998             3,000                    SELL
     Mutual Financial Services Fund          12/30/1998               500                  PURCHASE
     Mutual Financial Services Fund          12/31/1998             2,200                  PURCHASE
     Mutual Financial Services Fund          01/04/1999               200                  PURCHASE
     Mutual Financial Services Fund          01/05/1999             2,500                  PURCHASE
     Mutual Financial Services Fund          01/05/1999             1,000                  PURCHASE
     Mutual Financial Services Fund          01/06/1999               100                  PURCHASE
     Mutual Financial Services Fund          01/06/1999            10,600                  PURCHASE
     Mutual Financial Services Fund          01/08/1999               500                  PURCHASE
     Mutual Financial Services Fund          01/11/1999             1,000                  PURCHASE
     Mutual Financial Services Fund          01/11/1999               400                  PURCHASE
     Mutual Financial Services Fund          01/12/1999             2,400                  PURCHASE
     Mutual Financial Services Fund          01/14/1999             1,000                  PURCHASE
     Mutual Financial Services Fund          01/14/1999             1,000                  PURCHASE
     Mutual Financial Services Fund          01/15/1999             1,000                  PURCHASE
     Mutual Financial Services Fund          01/15/1999               400                  PURCHASE
     Mutual Financial Services Fund          01/19/1999               400                  PURCHASE
     Mutual Financial Services Fund          01/20/1999             1,300                  PURCHASE
     Mutual Financial Services Fund          01/21/1999             2,000                  PURCHASE
     Mutual Financial Services Fund          01/25/1999             1,800                  PURCHASE
     Mutual Financial Services Fund          01/26/1999             1,600                  PURCHASE
     Mutual Financial Services Fund          01/27/1999             2,700                  PURCHASE
     Mutual Financial Services Fund          01/28/1999             1,600                  PURCHASE
     Mutual Financial Services Fund          01/29/1999             1,500                  PURCHASE
     Mutual Financial Services Fund          02/01/1999             2,000                  PURCHASE
     Mutual Financial Services Fund          02/01/1999             1,300                  PURCHASE
     Mutual Financial Services Fund          02/01/1999               300                  PURCHASE
     Mutual Financial Services Fund          02/02/1999               200                  PURCHASE
     Mutual Financial Services Fund          02/10/1999            10,000                  PURCHASE
     Mutual Financial Services Fund          02/10/1999            10,598                  PURCHASE
     Mutual Financial Services Fund          02/10/1999             5,000                  PURCHASE
     Mutual Financial Services Fund          02/11/1999            15,000                  PURCHASE
     Mutual Financial Services Fund          02/12/1999             2,100                  PURCHASE
     Mutual Financial Services Fund          02/16/1999             1,100                  PURCHASE
     Mutual Financial Services Fund          02/17/1999             1,200                  PURCHASE
     Mutual Financial Services Fund          02/18/1999            14,600                  PURCHASE
     Mutual Financial Services Fund          02/19/1999             1,100                  PURCHASE
     Mutual Financial Services Fund          02/22/1999               800                  PURCHASE
     Mutual Financial Services Fund          02/23/1999             1,400                  PURCHASE
     Mutual Financial Services Fund          02/24/1999             1,200                  PURCHASE
     Mutual Financial Services Fund          02/25/1999             2,100                  PURCHASE
     Mutual Financial Services Fund          02/26/1999               100                  PURCHASE
     Mutual Financial Services Fund          03/01/1999             2,000                  PURCHASE
                                               TOTAL              482,700

         Mutual Qualified Fund               07/01/1996            81,000                  PURCHASE
         Mutual Qualified Fund               07/02/1996            22,800                  PURCHASE
         Mutual Qualified Fund               12/19/1996          -103,800                  PURCHASE
         Mutual Qualified Fund               02/17/1998            48,700                  PURCHASE
         Mutual Qualified Fund               05/18/1998             2,500                  PURCHASE
         Mutual Qualified Fund               05/22/1998             5,500                  PURCHASE
         Mutual Qualified Fund               05/22/1998             3,000                  PURCHASE
         Mutual Qualified Fund               05/22/1998             3,300                  PURCHASE
         Mutual Qualified Fund               05/26/1998             5,000                  PURCHASE
         Mutual Qualified Fund               05/26/1998            55,000                  PURCHASE
         Mutual Qualified Fund               05/27/1998            20,000                  PURCHASE
         Mutual Qualified Fund               05/28/1998            16,300                  PURCHASE
         Mutual Qualified Fund               05/29/1998             3,500                  PURCHASE
         Mutual Qualified Fund               05/29/1998             6,000                  PURCHASE
         Mutual Qualified Fund               06/01/1998             2,500                  PURCHASE
         Mutual Qualified Fund               06/02/1998            17,500                  PURCHASE
         Mutual Qualified Fund               06/03/1998            30,400                  PURCHASE
         Mutual Qualified Fund               06/03/1998            18,000                  PURCHASE
         Mutual Qualified Fund               06/04/1998            10,000                  PURCHASE
         Mutual Qualified Fund               06/05/1998            13,000                  PURCHASE
         Mutual Qualified Fund               06/05/1998            40,000                  PURCHASE
         Mutual Qualified Fund               06/11/1998           100,000                  PURCHASE
         Mutual Qualified Fund               06/12/1998            11,700                  PURCHASE
         Mutual Qualified Fund               07/23/1998             5,000                  PURCHASE
         Mutual Qualified Fund               07/24/1998             8,600                  PURCHASE
         Mutual Qualified Fund               07/27/1998            40,000                  PURCHASE
         Mutual Qualified Fund               07/28/1998            23,500                  PURCHASE
         Mutual Qualified Fund               07/29/1998            42,300                  PURCHASE
         Mutual Qualified Fund               07/30/1998            47,000                  PURCHASE
         Mutual Qualified Fund               07/31/1998            70,500                  PURCHASE
         Mutual Qualified Fund               08/04/1998            29,800                  PURCHASE
         Mutual Qualified Fund               08/05/1998             5,600                  PURCHASE
         Mutual Qualified Fund               08/06/1998             1,900                  PURCHASE
         Mutual Qualified Fund               08/13/1998           295,410  EXCHANGE OF 1ST COLORADO SHARES
         Mutual Qualified Fund               08/28/1998            23,800                  PURCHASE
         Mutual Qualified Fund               08/31/1998            11,200                  PURCHASE
         Mutual Qualified Fund               09/01/1998            10,000                  PURCHASE
         Mutual Qualified Fund               11/19/1998            30,400                  PURCHASE
         Mutual Qualified Fund               12/30/1998             6,000                  PURCHASE
         Mutual Qualified Fund               12/31/1998            24,300                  PURCHASE
         Mutual Qualified Fund               01/04/1999             1,800                  PURCHASE
         Mutual Qualified Fund               01/05/1999            27,800                  PURCHASE
         Mutual Qualified Fund               01/05/1999            11,100                  PURCHASE
         Mutual Qualified Fund               01/06/1999               800                  PURCHASE
         Mutual Qualified Fund               01/06/1999           119,200                  PURCHASE
         Mutual Qualified Fund               01/08/1999             5,700                  PURCHASE
         Mutual Qualified Fund               01/11/1999            11,200                  PURCHASE
         Mutual Qualified Fund               01/11/1999             4,500                  PURCHASE
         Mutual Qualified Fund               01/12/1999            26,700                  PURCHASE
         Mutual Qualified Fund               01/14/1999            11,100                  PURCHASE
         Mutual Qualified Fund               01/14/1999            11,200                  PURCHASE
         Mutual Qualified Fund               01/15/1999            11,100                  PURCHASE
         Mutual Qualified Fund               01/15/1999             4,500                  PURCHASE
         Mutual Qualified Fund               01/19/1999             4,200                  PURCHASE
         Mutual Qualified Fund               01/20/1999            14,700                  PURCHASE
         Mutual Qualified Fund               01/21/1999            22,300                  PURCHASE
         Mutual Qualified Fund               01/25/1999            20,000                  PURCHASE
         Mutual Qualified Fund               01/26/1999            16,400                  PURCHASE
         Mutual Qualified Fund               01/27/1999            32,200                  PURCHASE
         Mutual Qualified Fund               01/28/1999            17,800                  PURCHASE
         Mutual Qualified Fund               01/29/1999            16,800                  PURCHASE
         Mutual Qualified Fund               02/01/1999            14,200                  PURCHASE
         Mutual Qualified Fund               02/01/1999            22,300                  PURCHASE
         Mutual Qualified Fund               02/01/1999             2,800                  PURCHASE
         Mutual Qualified Fund               02/02/1999             2,800                  PURCHASE
         Mutual Qualified Fund               02/10/1999             9,000                  PURCHASE
         Mutual Qualified Fund               02/10/1999            20,000                  PURCHASE
         Mutual Qualified Fund               02/10/1999            19,000                  PURCHASE
         Mutual Qualified Fund               02/11/1999            20,000                  PURCHASE
         Mutual Qualified Fund               02/12/1999            23,400                  PURCHASE
         Mutual Qualified Fund               02/16/1999            12,800                  PURCHASE
         Mutual Qualified Fund               02/17/1999            12,600                  PURCHASE
         Mutual Qualified Fund               02/18/1999            22,300                  PURCHASE
         Mutual Qualified Fund               02/19/1999            15,900                  PURCHASE
         Mutual Qualified Fund               02/22/1999            11,100                  PURCHASE
         Mutual Qualified Fund               02/23/1999            20,900                  PURCHASE
         Mutual Qualified Fund               02/24/1999            17,300                  PURCHASE
         Mutual Qualified Fund               02/25/1999            31,000                  PURCHASE
         Mutual Qualified Fund               02/26/1999             1,200                  PURCHASE
         Mutual Qualified Fund               03/01/1999            29,000                  PURCHASE
         Mutual Qualified Fund               03/02/1999               500                  PURCHASE
         Mutual Qualified Fund               03/03/1999             3,200                  PURCHASE
         Mutual Qualified Fund               03/04/1999            13,000                  PURCHASE
         Mutual Qualified Fund               03/05/1999            17,000                  PURCHASE
         Mutual Qualified Fund               03/08/1999            42,500                  PURCHASE
         Mutual Qualified Fund               03/22/1999             9,000                  PURCHASE
         Mutual Qualified Fund               03/23/1999            27,800                  PURCHASE
         Mutual Qualified Fund               03/24/1999            16,000                  PURCHASE
         Mutual Qualified Fund               04/07/1999             4,600                  PURCHASE
                                               TOTAL            1,919,510

                                                                4,663,552


                              [FORM OF PROXY CARD]

            PROXY CARD


       THIS PROXY IS SOLICITED BY FRANKLIN MUTUAL ADVISERS, LLC ("FRANKLIN
         MUTUAL") IN OPPOSITION TO THE BOARD OF DIRECTORS OF COMMERCIAL
                               FEDERAL CORPORATION

                  The undersigned hereby appoints Raymond Garea, Robert Friedman and Peter A. Langerman, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $0.01 per share, of Commercial Federal Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on November 16, 1999 (the
            "Meeting"), and at any and all adjournments or postponements thereof. The undersigned hereby revokes any previous proxies with respect to the matters covered by this proxy.

            1.    Election of Directors (check one box only)


                [ ] FOR both nominees            [ ] WITHHOLD AUTHORITY
                    Listed below:                    to vote for both nominees
                                                     listed below:

                    J. Thomas Burcham                George R. Zoffinger

            (To withhold authority to vote for any individual nominee, check the "FOR" box above and then write that nominee's name on the line provided below.)

                                --------------------------

            2. The proxies are hereby authorized to vote in their discretion upon all other matters which may properly come before the Meeting or any adjournments or postponements thereof.

     [REVERSE] THIS  PROXY  WILL BE  VOTED AS DIRECTED, BUT IF  NO  DIRECTION IS
               INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN ITEM 1 ON THE REVERSE SIDE OF THIS PROXY, AND, IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. There is cumulative voting in the election of directors and, unless otherwise indicated by the stockholder, a vote for the nominees listed in Item 1 on the reverse side of this proxy, will give the proxies discretionary authority to cumulate all votes to which the undersigned is entitled and to allocate such votes in favor of one or both of such nominees, as the proxies may determine.

               FRANKLIN MUTUAL RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES NAMED IN ITEM 1 ON THE REVERSE SIDE OF THIS PROXY. TO VOTE IN ACCORDANCE WITH FRANKLIN MUTUAL'S RECOMMENDATION, JUST SIGN THIS PROXY; NO BOXES NEED TO BE CHECKED.

               The   undersigned  hereby   acknowledges  receipt  of  the  Proxy
               Statement of Franklin Mutual Advisers, LLC dated [ ] [ ], 1999.


                                       DATED:_____________________________, 1999


                                       Signature:_______________________________


                                       Signature, if held jointly:

                                       _________________________________________


                                       Title or Authority:


                                       _________________________________________

                                       Joint owners should each sign personally.
                                       If   signing   as   attorney,   executor,
                                       administrator,   trustee   or   guardian,
                                       please  include  your  full  title.  If a
                                       corporation,  please  sign  in  corporate
                                       name   by   authorized   officer.   If  a
                                       partnership, please sign in partnership name by authorized person. This proxy votes all shares held in all capacities.